SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 24, 1997


                          WASHINGTON GAS LIGHT COMPANY
             (Exact Name of Registrant as Specified in its Charter)





DISTRICT OF                     1-1483                      53-0162882
COLUMBIA AND                  (Commission                  (I.R.S. Employer
VIRGINIA                      File Number)                 Identification No.)
(State or other
 Jurisdiction of
Incorporation)





                    1100 H STREET, N.W., WASHINGTON, DC 20080
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 750-4440
               Registrant's telephone number, including area code


                           No change since last report
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS

                  On January 24, 1997, Washington Gas Light Company executed a Distribution Agreement with Salomon Brothers Inc; M.R. Beal & Company; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated; and PaineWebber Incorporated for the issuance and sale of up to $250,000,000 of Medium-Term Notes, Series D, under an Indenture dated as of September 1, 1991.

                  A copy of the Distribution Agreement is filed as an Exhibit to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (c)      Exhibits.

                  1 Distribution Agreement dated January 24, 1997 among Washington Gas Light Company and Salomon Brothers Inc; M.R. Beal & Company; Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated; and PaineWebber Incorporated regarding the issue and sale by Washington Gas Light Company of up to $250,000,000 of Medium-Term Notes, Series D.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WASHINGTON GAS LIGHT COMPANY



                                       By:/s/ Robert E. Tuoriniemi
                                          ------------------------------------
                                          Name:   Robert E. Tuoriniemi
                                          Title:  Controller


Date:  February 6, 1997


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